                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported)       December 26, 1996
                                 ----------------------------------------------


                          BLUE CHIP COMPUTERWARE, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


    Delaware                 33-48846-NY                13-3671526
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(State or other              (Commission               (IRS employer
jurisdiction of              file number)              identification no.)
incorporation)


33 Dubon Court, Farmingdale, New York 11735
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          (Address of principal executive offices, including zip code)


Registrant's telephone number
                  including area code:    (516) 777-1700
                                      -----------------------------------------


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Item 5.  Other Events
         ------------

         As of December 26, 1996 Blue Chip Computerware, Inc. ("Blue Chip")(OTC Bulletin Board Symbol: BCHP), operating through its wholly-owned subsidiary, KoolGlo Industries, Inc. ("KoolGlo"), has ceased operations. Over the last several months, KoolGlo has received virtually no revenues from sales of its product line. In addition, KoolGlo is not able to pay its landlord for rents owed and anticipates closing and moving out of its office space in January, 1997.
         Due to KoolGlo's inability to pay its factor, Allstate Financial Corporation ("Allstate"), for amounts due to Allstate for providing inventory financing, Allstate has foreclosed on KoolGlo's remaining inventory.
         In an attempt to raise monies, Blue Chip has sold its principal remaining liquid assset, shares of stock in All American Food Group, Inc. ("All American"), which has recently completed an initial public offering, to a third-party for cash at a price below the price per share which Blue Chip had previously valued the shares on its Financial Statements filed on its Form 10-KSB for fiscal year 1995. The proceeds from this sale have been assigned to Allstate to offset shortages in the foreclosed inventory and to pay certain accrued interest. Effective December 30, 1996 Arthur Schifrin has resigned as the President of KoolGlo and Chuck Gitlin has resigned as the President of Blue Chip and Vice - President of Kool Glo.

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         Due to Blue Chip's inability to pay its other creditors pursuant to certain loan obligations, these creditors have foreclosed on the remaining All American shares previously owned by Blue Chip and pledged by Blue Chip as collateral for the loan obligations.
         Although Blue Chip no longer has any employees or officers, Blue Chip is attempting to file a report on Form 10-QSB for the quarter ended September 30, 1996 with the Securities and Exchange Commission. Management believes that it will be Blue Chip's last public filing.

Item 7.  Exhibits.
         ---------

         Not applicable.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: January 10, 1997

                                 BLUE CHIP COMPUTERWARE, INC.



                                 By:/s/ Chuck Gitlin
                                    -------------------------------------------
                                    Chuck Gitlin,
                                    Director

                                 By:/s/ Arthur Schifrin
                                    -------------------------------------------
                                    Arthur Schifrin,
                                    Director

                                 By:/s/ Victor Caron
                                    -------------------------------------------
                                    Victor Caron,
                                    Director


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